TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Goodwill and Intangible assets		$ 358	$ 383
Other temporary differences	[1]	8,664	7,400
Temporary differences related to inventory	[2]	6,962	7,667
Carryforward losses, deductions and credits	[3]	265	201
Less-valuation allowance		(219)	(167)
Total deferred tax assets		16,030	15,484
Deferred tax liabilities
Property and equipment		(8,149)	(9,112)
Total deferred tax liabilities		(8,149)	(9,112)
Deferred tax assets, net		$ 7,881	$ 6,372

[1]	Deriving mainly from provision for labor related and warranty provision. The increase mainly related to provision for loss contingencies
[2]	Deriving mainly from the provision for slow moving inventory and IRS section 263(a).
[3]	Certain subsidiaries have tax loss carry-forwards totaling approximately $3,443 which can be carried forward and offset against taxable income, these carry-forward tax losses have no expiration date.